SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                           _____________

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934
                           _____________



                          December 6, 1999
                          ----------------
                 (Date of Earliest Event Reported)



                     ANNTAYLOR STORES CORPORATION
                     ----------------------------
        (Exact Name of Registrant as Specified in Charter)


        Delaware                          1-10738                13-3499319
        --------                          -------                ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                                142 West 57th Street
                                New York, New York, 10019
                                -------------------------
            (Address, including Zip Code, of Registrants' Principal Executive
                                        Offices)


                               (212) 541-3300
                               --------------
             (Registrants' Telephone Number, Including Area Code)


                               Not Applicable
                               --------------
                 (Former Name or Former Address, if Changed
                            Since Last Report)

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

ITEM 5.    OTHER EVENTS.

      Following  is an  unaudited  consolidated  balance  sheet for
AnnTaylor  Stores  Corporation  (the  "Company")  as of October 30,
1999,  that  corrects the  unaudited  balance  sheet as of the same date that was  included in the  Company's  third  quarter  earnings press  release  issued to the public on November 16,  1999,  and in the  prospectus  dated  November 23, 1999 that is part of Amendment
No.  1 to the  Registration  Statement  on Form  S-3  filed  by the
Company  and  AnnTaylor,  Inc.  with the  Securities  and  Exchange
Commission on November 23, 1999  (Registration  Nos.  333-86955 and
333-86955-01).
==============================================================================

                   ANNTAYLOR STORES CORPORATION
               CONDENSED CONSOLIDATED BALANCE SHEET

                                           October 30, 1999
                                           ----------------
                                        (unaudited, in thousands)

                              ASSETS
Current assets
    Cash and cash equivalents................  $ 50,467
    Accounts receivable, net.................    77,244
    Merchandise inventories..................   165,334
    Prepaid expenses and other current assets    29,673
                                                -------
      Total current assets...................   322,718
Property and equipment, net..................   171,440
Goodwill, net ...............................   311,419
Deferred financing costs, net ...............     5,661
Other assets.................................     3,568
                                                -------
      Total assets...........................  $814,806
                                                =======

                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable.........................  $ 65,672
    Accrued expenses.........................    59,398
    Current portion of long-term debt........     1,282
                                                -------
      Total current liabilities..............   126,352
Long-term debt...............................   114,072
Other liabilities............................    13,341
Stockholders' equity
    Common stock, $.0068 par value;
      120,000,000 shares authorized;
      31,554,120 shares issued................      214
    Additional paid-in capital...............   469,276
    Retained earnings........................   121,813
    Deferred compensation on restricted stock    (3,057)
                                                -------
                                                588,246
    Less treasury stock, 715,948 shares,
      at cost................................   (27,205)
                                                -------
         Total stockholders' equity..........   561,041
                                                -------
         Total liabilities and stockholders'
            equity...........................  $814,806
                                                =======

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

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANNTAYLOR STORES CORPORATION


                                    By: /s/ Barry Erdos
                                        _____________________________
                                        Barry Erdos
                                        Executive Vice President - CFO


Date:  December 6, 1999